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                                                                      Exhibit 10


                    NAVISTAR FINANCIAL SECURITIES CORPORATION


                               MATERIAL CONTRACTS

     The  following  material   contracts  of  Navistar   Financial   Securities
Corporation are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of December 1, 1990 among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-36767.

10.2 Purchase Agreement dated as of December 1, 1990 between Navistar Financial Corporation and Navistar Financial Securities Corporation, as
       Purchaser, with respect to the Dealer Note Trust 1990. Filed on Registration No. 33-36767.

10.3 Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

10.4 Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificate-holders. Filed on Registration No. 33-87374.

10.5 Class A-4 Supplement to the 1990 Pooling and Servicing Agreement dated June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee.
       Filed on Registration No. 33-87374.

10.6 Purchase Agreement dated as of June 8, 1995, between Navistar Financial Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Master Trust. Filed on Registration No. 33-87374.


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                                                                      Exhibit 10


                    NAVISTAR FINANCIAL SECURITIES CORPORATION


                               MATERIAL CONTRACTS


10.7 Series 1997-1 Supplement to the Pooling and Servicing Agreement dated as of August 19, 1997, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1997-1 Certificateholders. Filed on Registration No. 333-30737.

10.8 Class A-5 Supplement to the 1990 Pooling and Servicing Agreement dated August 19, 1997, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 333-30737.

10.9 Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificate-holders. Filed on Registration No. 333-30737.

10.10 Class A-6 Supplement to the 1990 Pooling and Servicing Agreement dated July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 333-30737.